SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 20, 2007

                       LIGAND PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    000-20720
                            (Commission File Number)

                           10275 SCIENCE CENTER DRIVE,
                              SAN DIEGO, CALIFORNIA
                    (Address of principal executive offices)

                                 (858) 550-7500
              (Registrant's telephone number, including area code)

                                   77-0160744
                      (I.R.S. Employer Identification No.)

                                   92121-1117
                                   (Zip Code)




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ITEM 8.01 OTHER EVENTS.

         On March 20, 2007, the Board of Directors of Ligand Pharmaceuticals Incorporated (the "Company") declared a special one-time cash dividend of $2.50 per share of common stock, payable on April 19, 2007, to stockholders of record on April 5, 2007. In addition, the Board of Directors authorized share repurchases of up to $100 million within the next 12 months.

         A copy of the press release dated March 21, 2007 announcing the declaration of the dividend and the authorization of the share repurchases is filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

    EXHIBIT NO.       DESCRIPTION

    99.1              Press release of the Company dated March 21, 2007.





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                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned.


                                           LIGAND PHARMACEUTICALS INCORPORATED




     Date: March 23, 2007                  By:   /s/Tod G. Mertes
                                           Name: Tod G. Mertes
                                           Title: Interim CFO